Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2018

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent and 35 percent for periods prior to January 1, 2018.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,	Percent Changes vs.
(amounts in millions, except per share amounts)	2018	2017	2017	4Q17	1Q17
Net interest income(3)	$777	$782	$743	(1)%	5%
FTE adjustment	(7)	(12)	(13)	42	46
Net interest income	770	770	730	—	5
Provision for credit losses	66	65	68	2	(3)
Noninterest income	314	340	312	(8)	1
Noninterest expense	633	633	707	—	(10)
Income before income taxes	385	412	267	(7)	44
Provision for income taxes	59	(20)	59	395	—
Net income	326	432	208	(25)	57
Dividends on preferred shares	12	19	19	(37)	(37)
Net income applicable to common shares	$314	$413	$189	(24)%	66%

Net income per common share - diluted	$0.28	$0.37	$0.17	(24)%	65%
Cash dividends declared per common share	0.11	0.11	0.08	—	38
Tangible book value per common share at end of period	7.12	6.97	6.55	2	9
Number of common shares repurchased (000)	3,007	9,785	—	(69)	100
Average common shares - basic	1,083,836	1,077,397	1,086,374	1	—
Average common shares - diluted	1,124,778	1,130,117	1,108,617	—	1
Ending common shares outstanding	1,101,796	1,072,027	1,087,120	3	1
Return on average assets	1.27%	1.67%	0.84%
Return on average common shareholders’ equity	13.0	17.0	8.2
Return on average tangible common shareholders’ equity(2)	17.5	22.7	11.3
Net interest margin(3)	3.30	3.30	3.30
Efficiency ratio(4)	56.8	54.9	65.7
Effective tax rate	15.3	(4.8)	22.2
Average total assets	$103,848	$102,302	$100,343	2	3
Average earning assets	95,412	93,937	91,139	2	5
Average loans and leases	70,484	68,940	66,981	2	5
Average loans and leases - linked quarter annualized growth rate	9.0%	3.9%	3.5%
Average total deposits	$76,946	$77,737	$75,939	(1)	1
Average core deposits(5)	73,392	73,946	71,500	(1)	3
Average core deposits - linked quarter annualized growth rate	(3.0)%	2.2%	(3.2)%
Average shareholders’ equity	10,855	10,677	10,422	2	4
Average common total shareholders' equity	9,794	9,606	9,351	2	5
Average tangible common shareholders' equity	7,533	7,383	7,101	2	6
Total assets at end of period	104,246	104,185	100,046	—	4
Total shareholders’ equity at end of period	11,308	10,814	10,437	5	8

NCOs as a % of average loans and leases	0.21%	0.24%	0.24%
NAL ratio	0.54	0.50	0.60
NPA ratio(6)	0.59	0.55	0.68
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.01	0.99	1.00
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.13	1.11	1.14
ACL as a % of NALs	210	223	190
ACL as a % of NPAs	192	200	167
Common equity tier 1 risk-based capital ratio(7)	10.51	10.01	9.74
Tangible common equity / tangible asset ratio(8)	7.70	7.34	7.28
See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	March 31, 2018, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions, except number of shares)	2018	2017	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,069	$1,520	(30)%
Interest-bearing deposits in banks	46	47	(2)
Trading account securities	85	86	(1)
Available-for-sale securities	14,607	14,869	(2)
Held-to-maturity securities	8,789	9,091	(3)
Other securities	602	600	—
Loans held for sale	506	488	4
Loans and leases(1)	71,163	70,117	1
Allowance for loan and lease losses	(721)	(691)	(4)
Net loans and leases	70,442	69,426	1
Bank owned life insurance	2,480	2,466	1
Premises and equipment	847	864	(2)
Goodwill	1,993	1,993	—
Other intangible assets	333	346	(4)
Servicing rights	246	238	3
Accrued income and other assets	2,201	2,151	2
Total assets	$104,246	$104,185	—%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$79,471	$77,041	3%
Short-term borrowings	2,854	5,056	(44)
Long-term debt	8,618	9,206	(6)
Accrued expenses and other liabilities	1,995	2,068	(4)
Total liabilities	92,938	93,371	—

Shareholders' equity
Preferred stock	1,203	1,071	12
Common stock	11	11	—
Capital surplus	10,025	9,707	3
Less treasury shares, at cost	(34)	(35)	3
Accumulated other comprehensive loss	(677)	(528)	(28)
Retained earnings (deficit)	780	588	33
Total shareholders’ equity	11,308	10,814	5
Total liabilities and shareholders’ equity	$104,246	$104,185	—%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,104,988,531	1,075,294,946
Common shares outstanding	1,101,795,768	1,072,026,681
Treasury shares outstanding	3,192,763	3,268,265
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,707,571	2,702,571
Preferred shares outstanding	740,500	1,098,006

(1)	See page 4 for detail of loans and leases.

(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2018		2017		2017		2017		2017
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$28,622	40%	$28,107	40%	$27,469	40%	$27,969	41%	$28,176	42%
Commercial real estate:
Construction	1,167	2	1,217	2	1,182	2	1,145	2	1,107	2
Commercial	6,245	9	6,008	9	6,024	9	6,000	9	5,986	9
Commercial real estate	7,412	11	7,225	11	7,206	11	7,145	11	7,093	11
Total commercial	36,034	51	35,332	51	34,675	51	35,114	52	35,269	53
Consumer:
Automobile	12,146	17	12,100	17	11,876	17	11,555	17	11,155	17
Home equity	9,987	14	10,099	14	9,985	15	9,966	15	9,974	15
Residential mortgage	9,357	13	9,026	13	8,616	13	8,237	12	7,829	12
RV and marine finance	2,549	3	2,438	3	2,371	3	2,178	3	1,935	2
Other consumer	1,090	2	1,122	2	1,064	1	1,009	1	936	1
Total consumer	35,129	49	34,785	49	33,912	49	32,945	48	31,829	47
Total loans and leases	$71,163	100%	$70,117	100%	$68,587	100%	$68,059	100%	$67,098	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2018		2017		2017		2017		2017
Ending Balances by Business Segment:
Consumer and Business Banking	$21,471	31%	$21,379	31%	$20,921	31%	$20,663	31%	$20,378	30%
Commercial Banking(1)	26,311	37	25,767	37	25,297	37	25,400	37	25,384	38
Vehicle Finance	18,090	25	17,818	25	17,363	25	17,040	25	16,512	25
RBHPCG	5,227	7	5,145	7	5,012	7	4,888	7	4,690	7
Treasury / Other	64	—	8	—	(6)	—	68	—	134	—
Total loans and leases	$71,163	100%	$70,117	100%	$68,587	100%	$68,059	100%	$67,098	100%

Average Balances by Business Segment:
Consumer and Business Banking	$21,429	31%	$21,096	31%	$20,769	31%	$20,525	31%	$20,433	31%
Commercial Banking(1)	25,969	37	25,208	37	25,209	37	25,198	37	25,585	38
Vehicle Finance	17,814	25	17,497	25	17,242	25	16,751	25	16,237	24
RBHPCG	5,181	7	5,071	7	4,937	7	4,758	7	4,640	7
Treasury / Other	91	—	68	—	119	—	113	—	86	—
Total loans and leases	$70,484	100%	$68,940	100%	$68,276	100%	$67,345	100%	$66,981	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking segment.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2018		2017		2017		2017		2017

Ending Balances by Type:
Demand deposits - noninterest-bearing	$20,807	26%	$21,546	28%	$22,225	28%	$21,420	28%	$21,489	28%
Demand deposits - interest-bearing	19,337	25	18,001	23	18,343	23	17,113	23	18,618	24
Money market deposits	20,849	26	20,690	27	20,553	26	19,423	26	18,664	24
Savings and other domestic deposits	11,291	14	11,270	15	11,441	15	11,758	15	12,043	16
Core certificates of deposit	3,157	4	1,934	3	2,009	3	2,088	3	2,188	3
Total core deposits	75,441	95	73,441	96	74,571	95	71,802	95	73,002	95
Other domestic deposits of $250,000 or more	228	—	239	—	418	1	441	1	524	1
Brokered deposits and negotiable CDs	3,802	5	3,361	4	3,456	4	3,690	4	3,897	4
Total deposits	$79,471	100%	$77,041	100%	$78,445	100%	$75,933	100%	$77,423	100%
Total core deposits:
Commercial	$34,615	46%	$34,273	47%	$35,516	48%	$32,201	45%	$32,963	45%
Consumer	40,826	54	39,168	53	39,055	52	39,601	55	40,039	55
Total core deposits	$75,441	100%	$73,441	100%	$74,571	100%	$71,802	100%	$73,002	100%

Ending Balances by Business Segment:
Consumer and Business Banking	$47,124	59%	$45,643	59%	$45,694	58%	$45,972	61%	$46,153	60%
Commercial Banking(1)	21,838	28	21,235	28	22,529	29	19,481	26	20,613	27
Vehicle Finance	345	—	358	—	319	—	330	—	319	—
RBHPCG	6,053	8	6,057	8	5,944	8	5,883	8	5,982	8
Treasury / Other(2)	4,111	5	3,748	5	3,959	5	4,267	5	4,356	5
Total deposits	$79,471	100%	$77,041	100%	$78,445	100%	$75,933	100%	$77,423	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2018		2017		2017		2017		2017
Average Balances by Business Segment:
Consumer and Business Banking	$45,310	59%	$45,625	59%	$45,511	59%	$45,704	60%	$45,215	59%
Commercial Banking(1)	21,679	28	22,118	28	21,834	28	20,267	26	20,215	27
Vehicle Finance	349	—	323	—	300	—	301	—	317	—
RBHPCG	5,873	8	5,851	8	5,826	8	5,937	8	5,918	8
Treasury / Other(2)	3,735	5	3,820	5	4,073	5	4,344	6	4,274	6
Total deposits	$76,946	100%	$77,737	100%	$77,544	100%	$76,553	100%	$75,939	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking segment.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2018	2017	2017	2017	2017	4Q17	1Q17
Assets
Interest-bearing deposits in banks	$90	$90	$102	$102	$100	—%	(10)%
Securities:
Trading account securities	87	87	92	91	137	—	(36)
Available-for-sale securities:
Taxable	11,158	11,154	11,680	12,570	12,234	—	(9)
Tax-exempt	3,633	3,404	3,160	3,103	3,048	7	19
Total available-for-sale securities	14,791	14,558	14,840	15,673	15,282	2	(3)
Held-to-maturity securities - taxable	8,877	9,066	8,264	7,426	7,656	(2)	16
Other securities:						—	—
Taxable	604	597	596	565	567	1	7
Tax-exempt	1	1	1	1	1	—	—
Total other securities	605	598	597	566	568	1	7
Total securities	24,360	24,309	23,793	23,756	23,643	—	3
Loans held for sale	478	598	678	525	415	(20)	15
Loans and leases:(1)
Commercial:
Commercial and industrial	28,243	27,445	27,643	27,992	27,923	3	1
Commercial real estate:
Construction	1,189	1,199	1,152	1,130	1,314	(1)	(10)
Commercial	6,142	5,997	6,064	5,940	6,039	2	2
Commercial real estate	7,331	7,196	7,216	7,070	7,353	2	—
Total commercial	35,574	34,641	34,859	35,062	35,276	3	1
Consumer:
Automobile	12,100	11,963	11,713	11,324	11,063	1	9
Home equity	10,040	10,027	9,960	9,958	10,072	—	—
Residential mortgage	9,174	8,809	8,402	7,979	7,777	4	18
RV and marine finance	2,481	2,405	2,296	2,039	1,874	3	32
Other consumer	1,115	1,095	1,046	983	919	2	21
Total consumer	34,910	34,299	33,417	32,283	31,705	2	10
Total loans and leases	70,484	68,940	68,276	67,345	66,981	2	5
Allowance for loan and lease losses	(709)	(688)	(672)	(672)	(636)	3	11
Net loans and leases	69,775	68,252	67,604	66,673	66,345	2	5
Total earning assets	95,412	93,937	92,849	91,728	91,139	2	5
Cash and due from banks	1,217	1,226	1,299	1,287	2,011	(1)	(39)
Intangible assets	2,332	2,346	2,359	2,373	2,387	(1)	(2)
All other assets	5,596	5,481	5,455	5,405	5,442	2	3
Total assets	$103,848	$102,302	$101,290	$100,121	$100,343	2%	3%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	20,572	21,745	21,723	21,599	21,730	(5)%	(5)%
Demand deposits - interest-bearing	18,630	18,175	17,878	17,445	16,805	3	11
Total demand deposits	39,202	39,920	39,601	39,044	38,535	(2)	2
Money market deposits	20,678	20,731	20,314	19,212	18,653	—	11
Savings and other domestic deposits	11,219	11,348	11,590	11,889	11,970	(1)	(6)
Core certificates of deposit	2,293	1,947	2,044	2,146	2,342	18	(2)
Total core deposits	73,392	73,946	73,549	72,291	71,500	(1)	3
Other domestic deposits of $250,000 or more	247	400	432	479	470	(38)	(47)
Brokered deposits and negotiable CDs	3,307	3,391	3,563	3,783	3,969	(2)	(17)
Total deposits	76,946	77,737	77,544	76,553	75,939	(1)	1
Short-term borrowings	5,228	2,837	2,391	2,687	3,792	84	38
Long-term debt	8,958	9,232	8,949	8,730	8,529	(3)	5
Total interest-bearing liabilities	70,560	68,061	67,161	66,371	66,530	4	6
All other liabilities	1,861	1,819	1,661	1,557	1,661	2	12
Shareholders’ equity	10,855	10,677	10,745	10,594	10,422	2	4
Total liabilities and shareholders’ equity	$103,848	$102,302	$101,290	$100,121	$100,343	2%	3%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Assets
Interest-bearing deposits in banks	$—	$1	$—	$1	$—
Securities:
Trading account securities	—	—	—	—	—
Available-for-sale securities:
Taxable	70	69	69	74	72
Tax-exempt	29	31	29	29	29
Total available-for-sale securities	99	100	98	103	101
Held-to-maturity securities - taxable	54	55	49	44	45
Other securities:
Taxable	6	6	5	4	4
Tax-exempt	—	—	—	—	—
Total other securities	6	6	5	4	4
Total securities	159	161	152	151	150
Loans held for sale	5	5	7	5	4
Loans and leases:
Commercial:
Commercial and industrial	303	292	286	286	278
Commercial real estate:
Construction	14	14	13	12	13
Commercial	65	61	63	60	56
Commercial real estate	79	75	76	72	69
Total commercial	382	367	362	358	347
Consumer:
Automobile	106	109	106	100	97
Home equity	121	119	119	114	111
Residential mortgage	84	80	77	73	71
RV and marine finance	31	32	32	28	26
Other consumer	33	32	31	28	27
Total consumer	375	372	365	343	332
Total loans and leases	757	739	727	701	679
Total earning assets	$921	$906	$886	$858	$833

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	13	13	10	9	6
Total demand deposits	13	13	10	9	6
Money market deposits	23	20	19	15	12
Savings and other domestic deposits	6	5	6	6	7
Core certificates of deposit	6	4	4	3	2
Total core deposits	48	42	39	33	27
Other domestic deposits of $250,000 or more	—	—	1	—	—
Brokered deposits and negotiable CDs	12	11	10	9	7
Total deposits	60	53	50	42	34
Short-term borrowings	19	8	6	5	6
Long-term debt	65	63	59	54	50
Total interest bearing liabilities	144	124	115	101	90
Net interest income	$777	$782	$771	$757	$743

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 9 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis(1)	2018	2017	2017	2017	2017
Assets
Interest-bearing deposits in banks	1.97%	1.92%	1.77%	1.53%	1.09%
Securities:
Trading account securities	0.15	0.21	0.16	0.25	0.11
Available-for-sale securities:
Taxable	2.51	2.45	2.38	2.35	2.34
Tax-exempt	3.18	3.76	3.62	3.71	3.77
Total available-for-sale securities	2.67	2.75	2.64	2.62	2.63
Held-to-maturity securities - taxable	2.45	2.41	2.36	2.38	2.36
Other securities:
Taxable	3.98	3.86	3.35	3.18	3.31
Tax-exempt	2.88	3.89	3.89	2.22	2.86
Total other securities	3.98	3.86	3.35	3.18	3.31
Total securities	2.62	2.64	2.55	2.55	2.54
Loans held for sale	3.82	3.68	3.83	3.73	3.82
Loans and leases:(3)
Commercial:
Commercial and industrial	4.28	4.17	4.05	4.04	3.98
Commercial real estate:
Construction	4.73	4.47	4.55	4.26	3.95
Commercial	4.24	4.03	4.08	3.97	3.69
Commercial real estate	4.32	4.10	4.16	4.02	3.74
Total commercial	4.29	4.15	4.07	4.04	3.93
Consumer:
Automobile	3.56	3.61	3.60	3.55	3.55
Home equity	4.90	4.71	4.72	4.61	4.45
Residential mortgage	3.66	3.66	3.65	3.66	3.63
RV and marine finance	5.11	5.25	5.43	5.57	5.63
Other consumer	11.78	11.53	11.59	11.47	12.05
Total consumer	4.34	4.31	4.32	4.27	4.23
Total loans and leases	4.32	4.23	4.20	4.15	4.07
Total earning assets	3.91	3.83	3.78	3.75	3.70
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.29	0.26	0.23	0.20	0.15
Total demand deposits	0.14	0.12	0.10	0.09	0.07
Money market deposits	0.45	0.40	0.36	0.31	0.26
Savings and other domestic deposits	0.20	0.20	0.20	0.21	0.22
Core certificates of deposit	1.01	0.75	0.73	0.56	0.39
Total interest-bearing core deposits	0.36	0.32	0.30	0.26	0.22
Other domestic deposits of $250,000 or more	0.69	0.54	0.61	0.49	0.45
Brokered deposits and negotiable CDs	1.47	1.21	1.16	0.95	0.72
Total interest-bearing deposits	0.43	0.37	0.35	0.31	0.26
Short-term borrowings	1.47	1.15	0.95	0.78	0.63
Long-term debt	2.92	2.73	2.65	2.49	2.33
Total interest-bearing liabilities	0.82	0.73	0.68	0.61	0.54
Net interest rate spread	3.09	3.10	3.10	3.14	3.16
Impact of noninterest-bearing funds on margin	0.21	0.20	0.19	0.17	0.14
Net interest margin	3.30%	3.30%	3.29%	3.31%	3.30%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2018	2017	2017	2017	2017
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(2)(3)	4.29%	4.16%	4.10%	4.06%	3.93%
Impact of commercial loan derivatives	—	(0.01)	(0.03)	(0.02)	—
Total commercial - as reported	4.29%	4.15%	4.07%	4.04%	3.93%

Average 30 day LIBOR	1.65%	1.33%	1.23%	1.06%	0.80%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 9 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions, except share amounts)	2018	2017	2017	2017	2017
Interest income	$914	$894	$873	$846	$820
Interest expense	144	124	115	101	90
Net interest income	770	770	758	745	730
Provision for credit losses	66	65	43	25	68
Net interest income after provision for credit losses	704	705	715	720	662
Service charges on deposit accounts	86	91	91	88	83
Cards and payment processing income	53	53	54	52	47
Trust and investment management services	44	41	39	37	39
Mortgage banking income	26	33	34	32	32
Insurance income	21	21	18	22	20
Capital markets fees	19	23	22	17	14
Bank owned life insurance income	15	18	16	15	18
Gain on sale of loans	8	17	14	12	13
Securities gains (losses)	—	(4)	—	—	—
Other income	42	47	42	50	46
Total noninterest income	314	340	330	325	312
Personnel costs	376	373	377	392	382
Outside data processing and other services	73	71	80	75	87
Net occupancy	41	36	55	53	68
Equipment	40	36	45	43	47
Deposit and other insurance expense	18	19	19	20	20
Professional services	11	18	15	18	18
Marketing	8	10	17	19	14
Amortization of intangibles	14	14	14	14	14
Other expense	52	56	58	60	57
Total noninterest expense	633	633	680	694	707
Income before income taxes	385	412	365	351	267
Provision for income taxes	59	(20)	90	79	59
Net income	326	432	275	272	208
Dividends on preferred shares	12	19	19	19	19
Net income applicable to common shares	$314	$413	$256	$253	$189

Average common shares - basic (000)	1,083,836	1,077,397	1,086,038	1,088,934	1,086,374
Average common shares - diluted	1,124,778	1,130,117	1,106,491	1,108,527	1,108,617

Per common share
Net income - basic	$0.29	$0.38	$0.24	$0.23	$0.17
Net income - diluted	0.28	0.37	0.23	0.23	0.17
Cash dividends declared	0.11	0.11	0.08	0.08	0.08

Revenue - fully-taxable equivalent (FTE)
Net interest income	$770	$770	$758	$745	$730
FTE adjustment	7	12	13	12	13
Net interest income(2)	777	782	771	757	743
Noninterest income	314	340	330	325	312
Total revenue(2)	$1,091	$1,122	$1,101	$1,082	$1,055

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2018	2017	2017	2017	2017	4Q17	1Q17
Net origination and secondary marketing income	$18	$24	$25	$24	$22	(25)%	(18)%
Net mortgage servicing income
Loan servicing income	14	13	13	13	13	8	8
Amortization of capitalized servicing	(8)	(8)	(7)	(7)	(7)	—	14
Operating income	6	5	6	6	6	20	—
MSR valuation adjustment (1)	7	2	—	(3)	2	100	250
Gains (losses) due to MSR hedging	(7)	(1)	—	2	(1)	100	600
Net MSR risk management	—	1	—	(1)	1	100	—
Total net mortgage servicing income	$6	$6	$6	$5	$7	—%	(14)%
All other	2	3	3	3	3	(33)	(33)
Mortgage banking income	$26	$33	$34	$32	$32	(21)%	(19)%

Mortgage origination volume	$1,513	$1,784	$1,828	$1,756	$1,266	(15)%	20%
Mortgage origination volume for sale	870	1,006	1,095	1,018	793	(14)	10

Third party mortgage loans serviced (2)	20,225	19,989	19,552	19,111	19,051	1	6
Mortgage servicing rights (2)	212	202	195	189	191	5	11
MSR % of investor servicing portfolio (2)	1.05%	1.01%	1.00%	0.99%	1.00%	4%	5%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Allowance for loan and lease losses, beginning of period	$691	$675	$668	$673	$638
Loan and lease losses	(73)	(60)	(65)	(57)	(70)
Recoveries of loans previously charged off	35	19	22	21	31
Net loan and lease losses	(38)	(41)	(43)	(36)	(39)
Provision for loan and lease losses	68	57	50	31	74
Allowance for loan and lease losses, end of period	721	691	675	668	673
Allowance for unfunded loan commitments and letters of credit, beginning of period	87	79	85	92	98
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(2)	8	(6)	(7)	(6)
Allowance for unfunded loan commitments and letters of credit, end of period	85	87	79	85	92
Total allowance for credit losses, end of period	$806	$778	$754	$753	$765
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.01%	0.99%	0.98%	0.98%	1.00%
Nonaccrual loans and leases (NALs)	188	198	200	183	168
Nonperforming assets (NPAs)	172	178	175	161	147
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.13%	1.11%	1.10%	1.11%	1.14%
Nonaccrual loans and leases	210	223	223	207	190
Nonperforming assets	192	200	195	181	167

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Net charge-offs by loan and lease type:

Total loans
Commercial:
Commercial and industrial	$17	$8	$13	$13	$8
Commercial real estate:
Construction	(1)	(1)	(1)	—	(3)
Commercial	(13)	—	(3)	(4)	1
Commercial real estate	(14)	(1)	(4)	(4)	(2)
Total commercial	3	7	9	9	6
Consumer:
Automobile	10	12	9	9	12
Home equity	3	1	1	1	2
Residential mortgage	1	—	2	1	3
RV and marine finance	3	2	4	2	2
Other consumer	18	19	18	14	14
Total consumer	35	34	34	27	33
Total net charge-offs	$38	$41	$43	$36	$39

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.24%	0.10%	0.19%	0.18%	0.12%
Commercial real estate:
Construction	(0.18)	(0.14)	(0.30)	0.03	(0.96)
Commercial	(0.80)	(0.02)	(0.21)	(0.24)	0.06
Commercial real estate	(0.70)	(0.04)	(0.22)	(0.20)	(0.12)
Total commercial	0.04	0.07	0.11	0.11	0.07
Consumer:
Automobile	0.32	0.39	0.33	0.29	0.45
Home equity	0.11	0.01	0.06	0.05	0.07
Residential mortgage	0.04	0.04	0.10	0.05	0.13
RV and marine finance	0.42	0.46	0.59	0.37	0.50
Other consumer	6.51	6.99	6.51	5.81	6.33
Total consumer	0.39	0.40	0.40	0.33	0.42
Net charge-offs as a % of average loans	0.21%	0.24%	0.25%	0.21%	0.24%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Nonaccrual loans and leases (NALs):
Commercial and industrial	$190	$161	$170	$195	$232
Commercial real estate	30	29	18	17	14
Automobile	5	6	4	4	5
Residential mortgage	82	84	75	80	81
RV and marine finance	1	1	—	—	—
Home equity	75	68	71	68	69
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	383	349	338	364	401
Other real estate, net:
Residential	23	24	26	27	32
Commercial	7	9	16	17	18
Total other real estate, net	30	33	42	44	50
Other NPAs (1)	7	7	7	7	7
Total nonperforming assets	$420	$389	$387	$415	$458

Nonaccrual loans and leases as a % of total loans and leases	0.54%	0.50%	0.49%	0.54%	0.60%
NPA ratio (2)	0.59	0.55	0.56	0.61	0.68
(NPA+90days)/(Loan+OREO) (3)	0.74	0.72	0.74	0.81	0.87

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Nonperforming assets, beginning of period	$389	$387	$415	$458	$481
New nonperforming assets	158	116	85	89	125
Returns to accruing status	(23)	(25)	(38)	(33)	(22)
Loan and lease losses	(32)	(21)	(23)	(17)	(34)
Payments	(64)	(54)	(44)	(71)	(83)
Sales and held-for-sale transfers	(8)	(14)	(8)	(11)	(9)
Nonperforming assets, end of period	$420	$389	$387	$415	$458

(1)	Other nonperforming assets includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9	$9	$14	$22	$15
Commercial real estate	1	3	10	17	15
Automobile	6	7	10	9	8
Residential mortgage (excluding loans guaranteed by the U.S. Government)	19	21	14	17	16
RV and marine finance	2	1	2	2	2
Home equity	15	18	16	18	15
Other consumer	4	5	4	3	4
Total, excl. loans guaranteed by the U.S. Government	56	64	70	88	75
Add: loans guaranteed by U.S. Government	50	51	49	48	53
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$106	$115	$119	$136	$128

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.09%	0.10%	0.13%	0.11%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.07	0.07	0.07	0.07	0.08
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.15	0.16	0.17	0.20	0.19

Accruing troubled debt restructured loans:
Commercial and industrial	$316	$300	$268	$270	$223
Commercial real estate	76	78	80	74	81
Automobile	32	30	29	28	28
Home equity	261	265	265	269	271
Residential mortgage	224	224	235	238	239
RV and marine finance	1	1	1	1	1
Other consumer	6	8	7	4	4
Total accruing troubled debt restructured loans	$916	$906	$885	$884	$847

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$83	$82	$96	$90	$89
Commercial real estate	16	15	4	4	4
Automobile	3	4	4	4	5
Home equity	31	28	31	29	29
Residential mortgage	52	55	50	56	60
RV and marine finance	—	—	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$185	$184	$185	$183	$187

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$11,308	$10,814	$10,699	$10,654	$10,437
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,076)	(1,076)	(1,076)	(1,076)
Accumulated other comprehensive income offset	676	528	370	350	391
Goodwill and other intangibles, net of related taxes	(2,186)	(2,200)	(2,150)	(2,161)	(2,174)
Deferred tax assets that arise from tax loss and credit carryforwards	(29)	(25)	(26)	(27)	(28)
Common equity tier 1 capital	8,562	8,041	7,817	7,740	7,550
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,076	1,076	1,076	1,076
Other	—	(7)	(7)	(7)	(7)
Tier 1 capital	9,769	9,110	8,886	8,809	8,619
Long-term debt and other tier 2 qualifying instruments	817	869	885	887	899
Qualifying allowance for loan and lease losses	806	778	754	753	764
Tier 2 capital	1,623	1,647	1,639	1,640	1,663
Total risk-based capital	$11,392	$10,757	$10,525	$10,449	$10,282
Risk-weighted assets (RWA)(1)	$81,485	$80,340	$78,631	$78,366	$77,559
Common equity tier 1 risk-based capital ratio(1)	10.51%	10.01%	9.94%	9.88%	9.74%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.61	9.09	8.96	8.98	8.76
Tier 1 risk-based capital ratio(1)	11.99	11.34	11.30	11.24	11.11
Total risk-based capital ratio(1)	13.98	13.39	13.39	13.33	13.26
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.63	9.31	9.41	9.37	9.18

(1)	March 31, 2018, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Common stock price, per share
High(1)	$16.600	$14.930	$14.050	$13.785	$14.740
Low(1)	14.490	13.040	12.140	12.225	12.370
Close	15.100	14.560	13.960	13.520	13.390
Average closing price	15.718	13.470	13.152	12.949	13.663
Dividends, per share
Cash dividends declared per common share	$0.11	$0.11	$0.08	$0.08	$0.08
Common shares outstanding (000)
Average - basic	1,083,836	1,077,397	1,086,038	1,088,934	1,086,374
Average - diluted	1,124,778	1,130,117	1,106,491	1,108,527	1,108,617
Ending	1,101,796	1,072,027	1,080,946	1,090,016	1,087,120
Tangible book value per common share(2)	$7.12	$6.97	$6.85	$6.74	$6.55
Common share repurchases (000)
Number of shares repurchased	3,007	9,785	9,645	—	—
Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2018	2017	2017	2017	2017
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,308	$10,814	$10,699	$10,654	$10,437
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(333)	(346)	(360)	(374)	(388)
Add: related deferred tax liability(2)	70	73	126	131	136
Total tangible equity	9,052	8,548	8,472	8,418	8,192
Less: preferred equity	(1,203)	(1,071)	(1,071)	(1,071)	(1,071)
Total tangible common equity	$7,849	$7,477	$7,401	$7,347	$7,121
Total assets	$104,246	$104,185	$101,988	$101,407	$100,046
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(333)	(346)	(360)	(374)	(388)
Add: related deferred tax liability(2)	70	73	126	131	136
Total tangible assets	$101,990	$101,919	$99,761	$99,171	$97,801
Tangible equity / tangible asset ratio	8.88%	8.39%	8.49%	8.49%	8.38%
Tangible common equity / tangible asset ratio	7.70	7.34	7.42	7.41	7.28
Other data:
Number of employees (Average full-time equivalent)	15,599	15,375	15,508	15,877	16,331
Number of domestic full-service branches(3)	966	966	958	996	996
ATM Count	1,866	1,848	1,860	1,860	1,855

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.